Met Investors Series Trust Van Kampen Mid-Cap Growth Portfolio
Securities Purchases during an Underwriting involving
Morgan stanley. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			Van Kampen Mid-Cap Growth Portfolio


Security:			Fortress Investment CUSIP 34958B106


Date Purchased:			02/08/07

Price Per Share:		18.50 USD


Shares Purchased
by the Portfolio *:		3,620


Total Principal Purchased
by the Portfolio *:		66,970


% of Offering Purchased
by the Portfolio:		2.19%


Broker:				Lehman Brothers


Member:				Morgan Stanley




Met Investors Series Trust Goldman Sachs Mid-Cap Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs and Co. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			Goldman Sachs Mid-Cap Portfolio


Security:			Goodyear Tire and Rubber CUSIP 382550101


Date Purchased:			05/17/07

Price Per Share:		33 USD


Shares Purchased
by the Portfolio *:		17,840


Total Principal Purchased
by the Portfolio *:		588,720 USD


% of Offering Purchased
by the Portfolio:		0.0785%


Broker:				Deutsche Bank Securities


Member:				Goldman Sachs and Co.



Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			American Axle and Manufacturing Inc. CUSIP 02406PAF7


Date Purchased:			02/22/07

Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		90,000


Total Principal Purchased
by the Portfolio *:		90,000 USD


% of Offering Purchased
by the Portfolio:		3.32%


Broker:				J.P. Morgan


Member:				Merrill Lynch

Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Archer Daniels Midland Co. CUSIP 039483AV4


Date Purchased:			02/15/07

Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		50,000


Total Principal Purchased
by the Portfolio *:		50,000 USD


% of Offering Purchased
by the Portfolio:		0.35%


Broker:				Citigroup


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Freeport McMoran Copper and Gold Inc. CUSIP 35671DAS4


Date Purchased:			03/14/07

Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		1,120,000


Total Principal Purchased
by the Portfolio *:		1,130,683 USD


% of Offering Purchased
by the Portfolio:		2.86%


Broker:				J.P. Morgan


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Freeport McMoran Copper and Gold Inc. CUSIP 35671DAT2


Date Purchased:			03/14/07

Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		420,000


Total Principal Purchased
by the Portfolio *:		420,000 USD


% of Offering Purchased
by the Portfolio:		10%


Broker:				J.P. Morgan


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			General Nutrition Centers Inc. CUSIP 37047RAG2


Date Purchased:			03/07/07

Price Per Share:		99 USD


Shares Purchased
by the Portfolio *:		 430,000


Total Principal Purchased
by the Portfolio *:		 425,700 USD


% of Offering Purchased
by the Portfolio:		21.67%


Broker:				J.P. Morgan


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Intelsat Bermuda Ltd. CUSIP 458204AA2


Date Purchased:			01/09/07

Price Per Share:		101.375 USD


Shares Purchased
by the Portfolio *:		30,000


Total Principal Purchased
by the Portfolio *:		 30,413 USD


% of Offering Purchased
by the Portfolio:		5%


Broker:				Deutsche Bank


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Open Solutions Inc. CUSIP 68371PAC6


Date Purchased:			01/18/07

Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		100,000 USD


% of Offering Purchased
by the Portfolio:		3.67%


Broker:				Wachovia Bank


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Smurfit Stone Container Enterprises, Inc. CUSIP 83272AAA2


Date Purchased:			03/13/07

Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		200,000


Total Principal Purchased
by the Portfolio *:		200,000 USD


% of Offering Purchased
by the Portfolio:		4.44%


Broker:				Decusche Bank


Member:				Merrill Lynch


Met Investors Series Trust Blackrock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			Blackrock High Yield Portfolio


Security:			Yankee Acquisition Corp. CUSIP 984756AA4


Date Purchased:			02/01/07

Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		60,000


Total Principal Purchased
by the Portfolio *:		60,000 USD


% of Offering Purchased
by the Portfolio:		2.46%


Broker:				Lehman Brothers


Member:				Merrill Lynch


Met Investors Series Trust Blackrock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			Blackrock High Yield Portfolio


Security:			Yankee Acquisition Corp. CUSIP 984756AC0


Date Purchased:			02/01/07

Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		60,000


Total Principal Purchased
by the Portfolio *:		60,000 USD


% of Offering Purchased
by the Portfolio:		3.50%


Broker:				Lehman Brothers


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Community Health Systems    Cusip 12543DAD2


Date Purchased:			6/27/07

Price Per Share:		99.294 USD


Shares Purchased
by the Portfolio *:		3,540,000


Total Principal Purchased
by the Portfolio *:		3,515,008


% of Offering Purchased
by the Portfolio:		0.12%


Broker:				Credit Suisse Securities LLC


Member:				Merrill Lynch




Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Cimarex Energy Co.	 CUSIP 171798AA9


Date Purchased:			4/17/07

Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		130,000


Total Principal Purchased
by the Portfolio *:		130,000 USD


% of Offering Purchased
by the Portfolio:		0.037%


Broker:				JP Morgan


Member:				Merrill Lynch



Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Edison Mission Energy CUSIP 281023AS0


Date Purchased:			05/01/07

Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		1,900,000


Total Principal Purchased
by the Portfolio *:		1,900,000 USD


% of Offering Purchased
by the Portfolio:		0.158%


Broker:				Citigroup Global Markets


Member:				Merrill Lynch

Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Hynix Semiconductor, Inc.  CUSIP 449130AF0


Date Purchased:			6/20/07

Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		630,000


Total Principal Purchased
by the Portfolio *:		630,000 USD


% of Offering Purchased
by the Portfolio:		0.13%


Broker:				Credit Suisse Securities LLC


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Pinnacle Entertainment, Inc.  CUSIP 723456AF6


Date Purchased:			6/5/07

Price Per Share:		98.525 USD


Shares Purchased
by the Portfolio *:		1,020,000


Total Principal Purchased
by the Portfolio *:		1,004,955 USD


% of Offering Purchased
by the Portfolio:		0.26%


Broker:				Lehman Brothers


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Universal Hospital Services  CUSIP 91359PAC4


Date Purchased:			5/22/07

Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		230,000


Total Principal Purchased
by the Portfolio *:		230,000 USD


% of Offering Purchased
by the Portfolio:		0.10%


Broker:				Bear Stearns and Co., Inc.


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/07 through 06/30/07


Portfolio:			BlackRock High Yield Portfolio


Security:			Universal Hospital Services  CUSIP 91359PAD2


Date Purchased:			5/22/07

Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		 250,000


Total Principal Purchased
by the Portfolio *:		 250,000 USD

% of Offering Purchased
by the Portfolio:		0.11%


Broker:				Bear Stearns and Co., Inc


Member:				Merrill Lynch